LORD ABBETT RESEARCH FUND, INC.

Lord Abbett America’s Value Fund

Supplement dated June 25, 2008 to the

Prospectus dated April 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

The following replaces the subsection titled “The Funds – Management – Investment Managers – America’s Value Fund” in the Prospectus:

The investment management team is headed by Christopher J. Towle, Partner and Portfolio Manager.  Mr. Towle joined Lord Abbett in 1987 and has been a Co-Portfolio Manager of the Fund since its inception in 2001.  Assisting Mr. Towle are Daniel H. Frascarelli, Partner and Portfolio Manager, and Todor Petrov, Portfolio Manager.  Mr. Frascarelli joined Lord Abbett in 1990 and has served as a portfolio manager for several other investment strategies since 1993.  Mr. Petrov joined Lord Abbett in 2003 and was formerly an Associate Portfolio Manager at Credit Suisse Asset Management.  Messrs. Towle, Frascarelli, and Petrov are jointly and primarily responsible for the day-to-day management of the Fund.